                                                                      EXHIBIT 24

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS:

         That, the undersigned does hereby make, constitute and appoint John P. Surma, Jr., Gretchen R. Haggerty and Larry G. Schultz, or any one of them, my true and lawful attorneys-in-fact, each with the power of substitution and resubstitution, to sign, execute and file for me and on my behalf a registration statement registering three (3) million shares of United States Steel Corporation common stock to be issued in connection with a Dividend Reinvestment and Stock Purchase Plan, on forms prescribed by the Securities and Exchange Commission (collectively, "Registration Statements"), and any and all amendments to the Registration Statements or further registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations promulgated thereunder.


         IN WITNESS WHEREOF, I have hereunto set my hand this 27th day of May , 2003.


                                   /s/ J. Gary Cooper
                                   -------------------------------
                                   J. Gary Cooper

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS:

         That, the undersigned does hereby make, constitute and appoint John P. Surma, Jr., Gretchen R. Haggerty and Larry G. Schultz, or any one of them, my true and lawful attorneys-in-fact, each with the power of substitution and resubstitution, to sign, execute and file for me and on my behalf a registration statement registering three (3) million shares of United States Steel Corporation common stock to be issued in connection with a Dividend Reinvestment and Stock Purchase Plan, on forms prescribed by the Securities and Exchange Commission (collectively, "Registration Statements"), and any and all amendments to the Registration Statements or further registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations promulgated thereunder.

         IN WITNESS WHEREOF, I have hereunto set my hand this 27th day of May , 2003.



                                   /s/ Robert J. Darnall
                                   -------------------------------
                                   Robert J. Darnall

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS:

         That, the undersigned does hereby make, constitute and appoint John P. Surma, Jr., Gretchen R. Haggerty and Larry G. Schultz, or any one of them, my true and lawful attorneys-in-fact, each with the power of substitution and resubstitution, to sign, execute and file for me and on my behalf a registration statement registering three (3) million shares of United States Steel Corporation common stock to be issued in connection with a Dividend Reinvestment and Stock Purchase Plan, on forms prescribed by the Securities and Exchange Commission (collectively, "Registration Statements"), and any and all amendments to the Registration Statements or further registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations promulgated thereunder.

         IN WITNESS WHEREOF, I have hereunto set my hand this 27 day of May , 2003.


                                   /s/ Roy G. Dorrance
                                   -------------------------------
                                   Roy G. Dorrance

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS:

         That, the undersigned does hereby make, constitute and appoint John P. Surma, Jr., Gretchen R. Haggerty and Larry G. Schultz, or any one of them, my true and lawful attorneys-in-fact, each with the power of substitution and resubstitution, to sign, execute and file for me and on my behalf a registration statement registering three (3) million shares of United States Steel Corporation common stock to be issued in connection with a Dividend Reinvestment and Stock Purchase Plan, on forms prescribed by the Securities and Exchange Commission (collectively, "Registration Statements"), and any and all amendments to the Registration Statements or further registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations promulgated thereunder.

         IN WITNESS WHEREOF, I have hereunto set my hand this 27th day of May , 2003.


                                   /s/ John G. Drosdick
                                   -------------------------------
                                   John G. Drosdick

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS:

         That, the undersigned does hereby make, constitute and appoint John P. Surma, Jr., Gretchen R. Haggerty and Larry G. Schultz, or any one of them, my true and lawful attorneys-in-fact, each with the power of substitution and resubstitution, to sign, execute and file for me and on my behalf a registration statement registering three (3) million shares of United States Steel Corporation common stock to be issued in connection with a Dividend Reinvestment and Stock Purchase Plan, on forms prescribed by the Securities and Exchange Commission (collectively, "Registration Statements"), and any and all amendments to the Registration Statements or further registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations promulgated thereunder.

         IN WITNESS WHEREOF, I have hereunto set my hand this 27th day of May , 2003.


                                   /s/ Dr. Shirley Ann Jackson
                                   -------------------------------
                                   Dr. Shirley Ann Jackson

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS:

         That, the undersigned does hereby make, constitute and appoint John P. Surma, Jr., Gretchen R. Haggerty and Larry G. Schultz, or any one of them, my true and lawful attorneys-in-fact, each with the power of substitution and resubstitution, to sign, execute and file for me and on my behalf a registration statement registering three (3) million shares of United States Steel Corporation common stock to be issued in connection with a Dividend Reinvestment and Stock Purchase Plan, on forms prescribed by the Securities and Exchange Commission (collectively, "Registration Statements"), and any and all amendments to the Registration Statements or further registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations promulgated thereunder.

         IN WITNESS WHEREOF, I have hereunto set my hand this 27th day of May , 2003.


                                   /s/ Charles R. Lee
                                   -------------------------------
                                   Charles R. Lee

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS:

         That, the undersigned does hereby make, constitute and appoint John P. Surma, Jr., Gretchen R. Haggerty and Larry G. Schultz, or any one of them, my true and lawful attorneys-in-fact, each with the power of substitution and resubstitution, to sign, execute and file for me and on my behalf a registration statement registering three (3) million shares of United States Steel Corporation common stock to be issued in connection with a Dividend Reinvestment and Stock Purchase Plan, on forms prescribed by the Securities and Exchange Commission (collectively, "Registration Statements"), and any and all amendments to the Registration Statements or further registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations promulgated thereunder.

         IN WITNESS WHEREOF, I have hereunto set my hand this 27th day of May , 2003.


                                   /s/ Frank J. Lucchino
                                   -------------------------------
                                   Frank J. Lucchino

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS:

         That, the undersigned does hereby make, constitute and appoint John P. Surma, Jr., Gretchen R. Haggerty and Larry G. Schultz, or any one of them, my true and lawful attorneys-in-fact, each with the power of substitution and resubstitution, to sign, execute and file for me and on my behalf a registration statement registering three (3) million shares of United States Steel Corporation common stock to be issued in connection with a Dividend Reinvestment and Stock Purchase Plan, on forms prescribed by the Securities and Exchange Commission (collectively, "Registration Statements"), and any and all amendments to the Registration Statements or further registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations promulgated thereunder.

         IN WITNESS WHEREOF, I have hereunto set my hand this 27th day of May , 2003.


                                   /s/ Dan D. Sandman
                                   -------------------------------
                                   Dan D. Sandman

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS:

         That, the undersigned does hereby make, constitute and appoint John P. Surma, Jr., Gretchen R. Haggerty and Larry G. Schultz, or any one of them, my true and lawful attorneys-in-fact, each with the power of substitution and resubstitution, to sign, execute and file for me and on my behalf a registration statement registering three (3) million shares of United States Steel Corporation common stock to be issued in connection with a Dividend Reinvestment and Stock Purchase Plan, on forms prescribed by the Securities and Exchange Commission (collectively, "Registration Statements"), and any and all amendments to the Registration Statements or further registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations promulgated thereunder.

         IN WITNESS WHEREOF, I have hereunto set my hand this 27th day of May , 2003.


                                   /s/ Seth E. Schofield
                                   -------------------------------
                                   Seth E. Schofield

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS:

         That, the undersigned does hereby make, constitute and appoint Gretchen
R. Haggerty and Larry G. Schultz, or any one of them, my true and lawful attorneys-in-fact, each with the power of substitution and resubstitution, to sign, execute and file for me and on my behalf a registration statement registering three (3) million shares of United States Steel Corporation common stock to be issued in connection with a Dividend Reinvestment and Stock Purchase Plan, on forms prescribed by the Securities and Exchange Commission (collectively, "Registration Statements"), and any and all amendments to the Registration Statements or further registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations promulgated thereunder.

         IN WITNESS WHEREOF, I have hereunto set my hand this 27th day of May , 2003.


                                   /s/ John P. Surma, Jr.
                                   -------------------------------
                                   John P. Surma, Jr.

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS:

         That, the undersigned does hereby make, constitute and appoint John P. Surma, Jr., Gretchen R. Haggerty and Larry G. Schultz, or any one of them, my true and lawful attorneys-in-fact, each with the power of substitution and resubstitution, to sign, execute and file for me and on my behalf a registration statement registering three (3) million shares of United States Steel Corporation common stock to be issued in connection with a Dividend Reinvestment and Stock Purchase Plan, on forms prescribed by the Securities and Exchange Commission (collectively, "Registration Statements"), and any and all amendments to the Registration Statements or further registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations promulgated thereunder.

         IN WITNESS WHEREOF, I have hereunto set my hand this 27th day of May , 2003.


                                   /s/ Thomas J. Usher
                                   -------------------------------
                                   Thomas J. Usher

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS:

         That, the undersigned does hereby make, constitute and appoint John P. Surma, Jr., Gretchen R. Haggerty and Larry G. Schultz, or any one of them, my true and lawful attorneys-in-fact, each with the power of substitution and resubstitution, to sign, execute and file for me and on my behalf a registration statement registering three (3) million shares of United States Steel Corporation common stock to be issued in connection with a Dividend Reinvestment and Stock Purchase Plan, on forms prescribed by the Securities and Exchange Commission (collectively, "Registration Statements"), and any and all amendments to the Registration Statements or further registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations promulgated thereunder.

         IN WITNESS WHEREOF, I have hereunto set my hand this 26th day of May , 2003.


                                   /s/ Douglas C. Yearley
                                   -------------------------------
                                   Douglas C. Yearley

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS:

         That, the undersigned does hereby make, constitute and appoint John P. Surma, Jr., Dan D. Sandman and Larry G. Schultz, or any one of them, my true and lawful attorneys-in-fact, each with the power of substitution and resubstitution, to sign, execute and file for me and on my behalf a registration statement registering three (3) million shares of United States Steel Corporation common stock to be issued in connection with a Dividend Reinvestment and Stock Purchase Plan, on forms prescribed by the Securities and Exchange Commission (collectively, "Registration Statements"), and any and all amendments to the Registration Statements or further registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations promulgated thereunder.


         IN WITNESS WHEREOF, I have hereunto set my hand this 14th day of August, 2003.


                                   /s/ Gretchen R. Haggerty
                                   -------------------------------
                                   Gretchen R. Haggerty